Exhibit 10.3

PERRIGO COMPANY

SECOND SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

Dated as of September 1, 2011

$75,000,000 4.27% Senior Notes, Series 2011-A, due September 30, 2021

$175,000,000 4.52% Senior Notes, Series 2011-B, due December 15, 2023

$100,000,000 4.67% Senior Notes, Series 2011-C, due September 30, 2026

PERRIGO COMPANY

515 Eastern Avenue

Allegan, MI 49010

Phone: 269-673-8451

Fax: 269-673-7534

SECOND SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

DATED AS OF MAY 29, 2008

Dated as of September 1, 2011

TO EACH OF THE PURCHASERS LISTED

IN THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

This Second Supplement to Master Note Purchase Agreement (this “Second Supplement” or this “Agreement”) is among PERRIGO COMPANY, a Michigan corporation (the “Company”), and the institutional investors named on the attached Schedule A (collectively, the “Purchasers”) hereto.

Reference is hereby made to the Master Note Purchase Agreement, dated as of May 29, 2008, by and among the Company and the purchasers listed on Schedule A thereto, as amended by that certain First Amendment to Master Note Purchase Agreement dated as of April 29, 2010, as supplemented by that certain First Supplement to Master Note Purchase Agreement dated as of April 30, 2010 (as so amended and supplemented, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement. Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement.

The Company agrees with the Purchasers as follows:

1. Authorization of the New Series of Additional Notes. The Company has authorized the issue and sale of $75,000,000 in aggregate principal amount of Notes to be designated as its 4.27% Senior Notes, Series 2011-A, due September 30, 2021 (the “Series 2011-A Notes”), $175,000,000 in aggregate principal amount of Notes to be designated as its 4.52% Senior Notes, Series 2011-B, due December 15, 2023 (the “Series 2011-B Notes”), and $100,000,000 in aggregate principal amount of Notes to be designated as its 4.67% Senior Notes, Series 2011-C, due September 30, 2026 (the “Series 2011-C Notes”, and together with the Series 2011-A Notes and the Series 2011-B Notes, collectively, the “Series 2011 Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2011 Notes, together with the Series 2008 Notes and Series 2010 Notes heretofore issued pursuant to the Note Purchase Agreement and each series of

Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2011-A Notes shall be substantially in the form set out in Exhibit 1-A to this Second Supplement, the Series 2011-B Notes shall be substantially in the form set out in Exhibit 1-B to this Second Supplement, and the Series 2011-C Notes shall be substantially in the form set out in Exhibit 1-C to this Second Supplement, in each case with such changes therefrom, if any, as may be approved by the Company and the Purchasers of such series of Notes.

2. Sale and Purchase of Series 2011 Notes. Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closings provided for in Section 3, Series 2011 Notes in the series and in the principal amount specified opposite such Purchaser’s name in the attached Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers are several and not joint obligations and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3. Closing. The sale and purchase of the Series 2011 Notes to be purchased by each Purchaser shall occur at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York 10022-4689. The sale and purchase of the Series 2011-A Notes and the Series 2011-C Notes (the “Series 2011-A&C Closing”) shall occur at approximately 9:00 a.m., New York time, on September 30, 2011 or on such other Business Day thereafter as may be agreed upon by the Company and each of the Purchasers (the “Series 2011-A&C Closing Date”). The sale and purchase of the Series 2011-B Notes (the “Series 2011-B Closing” and, together with the Series 2011-A&C Closing, each a “Closing”) shall occur at approximately 9:00 a.m., New York time, on December 15, 2011 or on such other Business Day thereafter as may be agreed upon by the Company and each of the Purchasers (the “Series 2011-B Closing Date” and, together with the Series 2011-A&C Closing Date, each a “Closing Date”). At each Closing, the Company will deliver to each Purchaser the Series 2011 Notes to be purchased by such Purchaser at such Closing in the form of a single Note (or such greater number of Series 2011 Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of such Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account 860523, Perrigo Company at JPMorgan Chase Bank, N.A., 277 Park Avenue, New York, New York 10172, ABA No. 021000021. If at either Closing the Company fails to tender such Series 2011 Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. Conditions to Second Supplement Closings. Each Purchaser’s obligation to purchase and pay for the Series 2011 Notes to be sold to such Purchaser at either Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or at such Closing, of the conditions set forth below:

(a) Each of the representations and warranties of the Company set forth in Section 8 hereof shall be correct in all material respects (except those representations and warranties that are qualified by materiality, which will be correct in all respects) when made and as of the date of such Closing (it being understood that representations and warranties that speak as of a specific date or time need only be correct as of such date or time).

(b) Contemporaneously with such Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2011 Notes to be purchased by such Purchaser at such Closing as specified in Schedule A to this Second Supplement.

(c) Each Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the applicable Closing Date (i) from Warner Norcross & Judd LLP, special counsel for the Company, covering the matters set forth in Exhibit 4(c)(i) to this Second Supplement and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company instructs its counsel to deliver such opinions to the Purchasers), and (ii) from Bingham McCutchen LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4(c)(ii) to this Second Supplement and covering such other matters incident to such transactions as such Purchasers may reasonably request.

(d) Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained by Bingham McCutchen LLP for each series of the Series 2011 Notes.

(e) The Company shall have delivered to each Purchaser an Officer’s Certificate, dated the applicable Closing Date, certifying that the conditions specified in clauses (a), (g) and (k) have been fulfilled, and the Company and each Subsidiary Guarantor shall have executed and delivered a certificate of its Secretary or an Assistant Secretary, dated the applicable Closing Date, certifying as to the resolutions attached thereto, its organizational documents and other corporate proceedings relating to the authorization, execution and delivery of the Series 2011 Notes and this Second Supplement.

(f) Each Purchaser shall have executed and delivered to the Collateral Agent a Form of Acknowledgement and Joinder to the Collateral Agency and Intercreditor Agreement, substantially in the form attached as Exhibit A to the Intercreditor Agreement.

(g) (i) The Required 2008 Noteholders (as defined in the Intercreditor Agreement) (or an authorized agent on their behalf) shall have delivered a notice to the Secured Parties (as defined in the Intercreditor Agreement) regarding an increase in the

Permitted Limit (as defined in the Intercreditor Agreement) in the amount of $175,000,000 in accordance with the notice procedures under the Intercreditor Agreement at least fifteen Business Days (as defined in the Intercreditor Agreement), but not more than thirty Business Days (as defined in the Intercreditor Agreement), prior to each Closing Date, and (ii) no Secured Party (as defined in the Intercreditor Agreement) shall have responded with a notice in accordance with the notice procedures under the Intercreditor Agreement within ten Business Days (as defined in the Intercreditor Agreement) of receipt of such notice in clause (i) stating that an Event of Default (as defined in the Intercreditor Agreement) exists or that such specified increase in the Permitted Limit (as defined in the Intercreditor Agreement) would cause an Event of Default (as defined in the Intercreditor Agreement).

(h) The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing, and, after giving effect to the issue and sale of the Series 2011 Notes (and the application of the proceeds thereof as contemplated hereby), no Default or Event of Default shall have occurred and be continuing.

(i) On the applicable Closing Date, each Purchaser’s purchase of the Series 2011 Notes to be purchased by such Purchaser on such Closing Date shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If reasonably requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable it to determine whether such purchase is so permitted.

(j) Without limiting the provisions of Section 15.1 of the Note Purchase Agreement, the Company shall have paid on or before each Closing Date the reasonable and properly documented fees, charges and disbursements of the Purchasers’ special counsel to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such Closing Date.

(k) At least three Business Days prior to the applicable Closing Date, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 hereof, including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Series 2011 Notes to be purchased on such Closing Date is to be deposited.

(l) Except as set forth on Schedule 4(l) attached hereto, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time since June 25, 2011.

(m) The Company shall have delivered fully executed copies of (i) the Credit Agreement, dated as of October 8, 2010, by and among the Company, the foreign Subsidiaries party thereto as borrowers, JPMorgan Chase Bank, as Administrative Agent, and the other agents and lenders party thereto, together with all amendments, supplements, waivers or modifications thereto through the date of the applicable Closing Date, and (ii) the Term Loan Agreement, together with all amendments, supplements, waivers or modifications thereto through such Closing Date, (iii) the Term Loan Agreement dated as of January 20, 2011 among the Company, JPMorgan Chase Bank, as Administrative Agent, and the other agents and lenders party thereto, together with all amendments, supplements, waivers or modifications thereto through such Closing Date, and (iv) the Subsidiary Guaranty, each other Guaranty executed in respect of the Notes (if any) and all of the Collateral Documents, in each case certified in an Officer’s Certificate as being the true, correct and complete copies thereof as of such Closing Date.

(n) There shall have been no amendments, waivers or other modifications to the Note Purchase Agreement, the Subsidiary Guaranty, the Intercreditor Agreement or the Collateral Documents on or subsequent to the date hereof and on or prior to such Closing.

(o) All corporate and other proceedings in connection with the transactions contemplated by this Second Supplement and all documents and instruments incident to such transactions shall be reasonably satisfactory to each Purchaser and its special counsel, and each Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request.

5. Prepayments; Maturity; Additional Interest.

(a) No Required Prepayments; Maturity. No regularly scheduled prepayments are due on the Series 2011-A Notes, the Series 2011-B Notes and the Series 2011-C Notes prior to their respective stated maturities. The entire unpaid principal balance of the Series 2011-A Notes, the Series 2011-B Notes and the Series 2011-C Notes shall be due and payable on the stated maturity thereof.

(b) Other Prepayment Provisions. The prepayment provisions set forth in Sections 8.2, 8.3, 8.4, 8.5, 8.6 and 8.7 of the Note Purchase Agreement shall apply with respect to the Series 2011 Notes.

(c) Additional Interest. If the Consolidated Leverage Ratio shall exceed 3.25 to 1.00 on the last day of any fiscal quarter in the circumstances contemplated by the proviso to Section 6(a) below, the interest rate otherwise payable on the Notes shall be increased by 0.75% (the “Incremental Interest”) effective as of the first day of the next succeeding fiscal quarter. Such Incremental Interest shall continue to accrue through (but not beyond) the last day of the first fiscal quarter ending thereafter on which the Consolidated Leverage Ratio as of the last day of such fiscal quarter is not greater than 3.25 to 1.00.

6. Additional Covenants, etc.

(a) Consolidated Leverage Ratio. The Company will not permit the Consolidated Leverage Ratio, as of the end of any fiscal quarter, to be greater than 3.25 to 1.00; provided that, upon delivery of a notice invoking this proviso by the Company to the holders of the Notes not later than the last day of the fiscal quarter in which a Qualified Acquisition is consummated, such ratio may be greater than 3.25 to 1.00, but in no event greater than 3.50 to 1.00, on such last day and on the last day of each of the three fiscal quarters next succeeding such fiscal quarter, so long as the Company has paid all interest that has become due on the Notes (including, without limitation, all Incremental Interest payable pursuant to Section 5(c) of this Second Supplement) on or prior to each such date.

Notwithstanding anything contained in the Note Purchase Agreement, for purposes of determining compliance with the Consolidated Leverage Ratio pursuant to this Section 6(a), any election by the Company or its Subsidiaries to measure an item of its Indebtedness using fair value (as permitted by FASB ASC 825-10-25 - Fair Value Option (formerly known as Statement of Financial Accounting Standards No. 159) or International Accounting Standard 39 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b) Interest Coverage. The Company will not permit the ratio of Consolidated EBIT to Consolidated Interest Expense (in each case for the Company’s then most recently completed four fiscal quarters) to be less than 3.00 to 1.00 at any time.

(c) Priority Debt. The Company will not at any time permit Priority Debt to exceed 15% of Consolidated Adjusted Total Assets as of the end of the most recently completed fiscal quarter.

Notwithstanding anything contained in the Note Purchase Agreement, for purposes of determining compliance with this Section 6(c), any election by the Company or its Subsidiaries to measure an item of its Indebtedness using fair value (as permitted by FASB ASC 825-10-25 - Fair Value Option (formerly known as Statement of Financial Accounting Standards No. 159) or International Accounting Standard 39 or any similar accounting standard) shall be disregarded for purposes of determining the amount of Priority Debt at any time and such determination shall be made as if such election had not been made.

(d) Remuneration for Amendments and Waivers. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Note Purchase Agreement, the Subsidiary Guaranty or the Collateral Documents, unless (i) such remuneration is concurrently paid, on the same terms, ratably to each holder of Notes then outstanding that also enters into such waiver or amendment, and (ii) an amount equal to 50% of such remuneration is concurrently paid, on the same terms, ratably to each holder of Notes then outstanding that does not consent to such waiver or amendment. If, in the case of any waiver or amendment of any of the terms and provisions hereof, or of the Note Purchase Agreement, the Subsidiary Guaranty or the Collateral Documents, remuneration in excess of the amount set forth in clause (ii) above is paid to any holder of Notes that for any reason does not enter into such waiver or amendment, such excess remuneration shall also be paid to all other non-consenting holders in respect of such waiver or amendment.

The Company will not directly or indirectly grant any security or provide other credit support to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Note Purchase Agreement, the Subsidiary Guaranty or the Collateral Documents, unless such security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(f) Make-Whole Amount. All references to “actively traded U.S. Treasury securities” or “actively traded U.S. Treasury security” in the definition of “Reinvestment Yield” in Section 8.7 of the Note Purchase Agreement shall be deemed to refer to “actively traded on-the-run U.S. Treasury securities” or “actively traded on-the-run U.S. Treasury security”, respectively.

(g) Loan Agreements. All references to the “Loan Agreements” shall be deemed to be references to the agreements referenced in clauses (i) to (iii), inclusive, of Section 4(m) of this Second Supplement, as each of such agreements may hereafter be amended, restated, supplemented, modified, refinanced, extended or replaced, and any successor credit agreement or similar facility.

(h) Subsidiary Guarantees. For the avoidance of doubt, the requirements of Section 9.7(a) apply to Subsidiaries that become guarantors of Indebtedness in respect of the Loan Agreements after previously having been released from such obligations. Accordingly, each time a Subsidiary becomes a guarantor of Indebtedness in respect of the Loan Agreements, notwithstanding any intervening release from such obligations, it must become a party to the Subsidiary Guaranty and comply with the other requirements set forth in Section 9.7(a).

7. Events of Default. The Company hereby acknowledges and agrees that (i) the failure of the Company to comply with Section 6(a) or Section 6(b) above as of the end of any fiscal quarter of the Company or its failure to comply with Section 6(c) above at any time shall constitute an Event of Default under Section 11(c) of the Note Purchase Agreement; (ii) the failure of the Company to comply with Section 6(d) above shall constitute an Event of Default under Section 11(d) of the Note Purchase Agreement; (iii) any default by the Company in the performance of or compliance with Section 9.8(b) of the Note Purchase Agreement shall constitute an Event of Default under Section 11(c) of the Note Purchase Agreement (for the avoidance of doubt, nothing contained in this clause (iii) shall be deemed to change or modify the 10 Business Day period for delivery of any new Joinder to the Subsidiary Guaranty (together with all related documents and opinions) set forth in Section 9.7(a) of the Note Purchase Agreement); and (iv) for the avoidance of doubt, the representations and warranties set forth in Section 8 of this Second Supplement constitute representations and warranties made in a writing furnished by the Company furnished in connection with the transactions contemplated by the Note Purchase Agreement for purposes of Section 11(e) of the Note Purchase Agreement.

8. Representations and Warranties. The Company hereby represents and warrants to each Purchaser as follows:

8.1	Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. At the date of the Closing of the Series 2008 Notes, the Company had the corporate power and authority to execute and deliver the Note Purchase Agreement and the Series 2008 Notes. On the date of the First Supplement Closing, the Company had the corporate power and authority to execute and deliver the Series 2010 Notes. On the date hereof, the Company has the corporate power and authority to execute and deliver this Second Supplement and the Series 2011 Notes and to perform the provisions of the Note Purchase Agreement (as supplemented hereby) and the Notes.

8.2	Authorization, etc.

The Note Purchase Agreement, this Second Supplement, the Collateral Documents to which the Company is a party and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and the Note Purchase Agreement and the Collateral Documents constitute, and upon execution and delivery hereof and thereof, this Second Supplement and each Series 2011 Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

The Subsidiary Guaranty, this Second Supplement and the Collateral Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action on the part of each Subsidiary Guarantor and the Subsidiary Guaranty and the Collateral Documents to which it is a party constitute and, upon execution and delivery hereof this Second Supplement will constitute, the legal, valid and binding obligations of each Subsidiary Guarantor, enforceable against each Subsidiary Guarantor in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

8.3	Disclosure.

The Company, through its agents, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated July 2011 (the “Second Supplement Memorandum”), relating to the transactions contemplated by this Second Supplement. The Note Purchase Agreement, the Second Supplement Memorandum (including the Company’s SEC filings referred to therein), the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company identified in Schedule 8.3 to this Second Supplement by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and this Second Supplement and the financial statements listed in Schedule 8.5 to this Second Supplement (the Note Purchase Agreement, this Second Supplement, the Second Supplement Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to July 23, 2011 being referred to, collectively, as the “Second Supplement Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Except as disclosed in the Second Supplement Disclosure Documents, since June 25, 2011, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Second Supplement Disclosure Documents.

8.4	Organization of Subsidiaries; Affiliates.

(a) Schedule 8.4 hereto contains complete and correct lists of: (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

(b) Each Subsidiary identified in Schedule 8.4 hereto is a corporation or other legal entity duly organized, validly existing and in good standing or equivalent under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, and, if a party thereto, to execute and deliver this Second Supplement and to perform the provisions hereof and thereof. Each such Subsidiary had the corporate or other power and authority to execute and deliver the Subsidiary Guaranty and the Collateral Documents to which it is a party at the time of execution and delivery thereof.

(c) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 8.4 hereto and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

(d) The signatories to the Confirmation attached to this Second Supplement are all of the Subsidiary Guarantors as of the date hereof.

8.5.	Financial Statements.

The Company has delivered to each Purchaser a copy of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 8.5 hereto, as filed by the Company in accordance with Regulation S-X under the Exchange Act. All of said financial statements (including in each case the related schedules and notes) as filed with the SEC in accordance with Regulation S-X fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto.

8.6	Compliance with Laws, Other Instruments, etc.

The execution, delivery and performance by the Company of the Note Purchase Agreement and the Collateral Documents to which it is a party did not and will not, and the execution, delivery and performance by the Company of this Second Supplement and the Series 2011 Notes do not and will not, (i) contravene, result in any breach of, or constitute a default under, or except as contemplated by the Note Purchase Agreement, this Second Supplement and the Collateral Documents result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other agreement or instrument to which the Company or any

Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, except in each case, such as could not reasonably be expected to result in a Material Adverse Effect, (ii) violate the corporate charter or by-laws of the Company or any Subsidiary, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty, this Second Supplement and the Collateral Documents to which it is a party do not and will not (i) contravene, result in any breach of, or constitute a default under, or except as contemplated by the Note Purchase Agreement, this Second Supplement and the Collateral Documents result in the creation of any Lien in respect of any property of such Subsidiary Guarantor under, any agreement or instrument, to which such Subsidiary Guarantor is bound or by which such Subsidiary Guarantor or any of its properties may be bound or affected, except in each case, such as could not reasonably be expected to result in a Material Adverse Effect, (ii) violate the corporate charter or by-laws of such Subsidiary Guarantor, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or (iv) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor.

8.7	Governmental Authorizations, etc.

No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority was or is required in connection with the execution, delivery or performance by the Company of this Second Supplement, the Note Purchase Agreement or the Notes, except for the filing of a Form 8-K with the SEC.

8.8	Litigation; Observance of Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws and the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

8.9	Taxes.

The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not, individually or in the aggregate, Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The United States Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended June 27, 2009.

8.10	Title to Property; Leases.

The Company and its Subsidiaries have good and sufficient title to, or valid leasehold interests in, their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Schedule 8.5 to this Second Supplement or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by the Note Purchase Agreement, except where the failure to have good title or valid leasehold interests could not reasonably be expected to result in a Material Adverse Effect.

8.11	Licenses, Permits, etc.

(a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others.

(b) To the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes on any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person, except that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

8.12	Compliance with ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the

Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 430 or 436 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that, individually, or in the aggregate for all Plans, is Material. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with FASB ASC 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Second Supplement and the issuance and sale of the Series 2011 Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 8.12(e) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 10 as to the sources of the funds used to pay the purchase price of the Series 2011 Notes to be purchased by such Purchaser.

8.13.	Private Offering by the Company.

Neither the Company nor anyone acting on its behalf has offered the Series 2011 Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person, other than not more than 40 Institutional Investors (as defined in clause (c) of the definition of such term) (including the Purchasers), each of which has been offered the Series 2011 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2011 Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

8.14.	Use of Proceeds; Margin Regulation.

Net proceeds from the sale of the Series 2011 Notes will be used for general corporate purposes, which may include the repayment of Indebtedness of the Company. No part of the proceeds from the sale of the Series 2011 Notes pursuant to this Second Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) so as to involve the Company or any holder of Notes in a violation of such Regulation (or so as to require any holder of Notes to make any filing under such Regulation), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of either the assets of the Company or the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

8.15	Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 8.15 hereto sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of August 24, 2011 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or any Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 8.15 hereto, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4 of the Note Purchase Agreement.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 8.15 hereto.

8.16.	Foreign Assets Control Regulations, etc.

(a) Absence of Foreign or Enemy Status. Neither the Company nor any Subsidiary is an “enemy” or an “ally of the enemy” within the meaning of section 2 of the Trading with the Enemy Act of the United States of America (50 U.S.C. App. §§ 1 et seq.), as amended. Neither the Company nor any Subsidiary is in violation of, none of the holders of Series 2011 Notes solely as a result of purchasing, holding, receiving any payment or exercising any rights in respect of, any Series 2011 Note, will be in violation of, and neither the issuance and sale of the Series 2011 Notes by the Company nor its use of the proceeds thereof as contemplated by this Second Supplement will violate, (i) the Trading with the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, or any executive orders, proclamations or regulations issued pursuant thereto, or any of the foreign assets control regulations of the United States Department of the Treasury (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, (ii) the Cuban Liberty and Democratic Solidarity (LIBERTAD) Act of 1996 (Pub.L. 104-114, 110 Stat. 785 (1996)), as amended, or (iii) the USA Patriot Act.

(b) Blocked Persons List and Anti-Terrorism Order. Neither the Company nor any Subsidiary (i) is a Person designated as a “Specially Designated National” or “Blocked Person” in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury or so designated in Section 1 of the Anti-Terrorism Order, or (ii) has any investments in, or engages in any dealings or transactions with, any Identified Person where such investments, dealings or transactions would cause the purchase, holding, or receipt of any payment or exercise of any rights in respect of, any Series 2011 Note by the holder thereof to be in violation of any of the laws or regulations identified in clause (a) or (b) of this Section 8.16. For purposes hereof, an “Identified Person” means a Person (x) who is designated as a “Specially Designated National” or “Blocked Person” on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control of the United States Department of the Treasury or designated in Section 1 of the Anti-Terrorism Order or (y) that is the government of any country, or that is located or organized in any country, or is a department, agency or instrumentality of, or is otherwise controlled by or acting on or behalf of, directly or indirectly, the government of any country, that is the target of any of the several economic sanctions programs administered by the Office of Foreign Assets Control of the United States Department of the Treasury (31 C.F.R. Parts 500 through 598).

8.17	Status under Certain Statutes.

Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended.

8.18	Environmental Matters.

(a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

9. Notices. All notices and communications provided to any Purchaser under this Second Supplement or the Note Purchase Agreement shall be in writing and sent in the manner specified in Section 18 of the Note Purchase Agreement to such Purchaser or its nominee (as applicable) at the address specified for such communications in Schedule A to this Second Supplement, or at such other address as such Purchaser or its nominee shall have specified to the Company in writing.

10. Representations of the Purchasers. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2011 Notes by such Purchaser.

11. Applicability of Note Purchase Agreement. Except as modified by this Second Supplement, the Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

12. Miscellaneous. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. This Second Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. The provisions of this Second Supplement may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Company, each Subsidiary Guarantor and each Purchaser, except that the provisions of Sections 5, 6 and 7 hereof may only be amended in accordance with Section 17 of the Note Purchase Agreement.

*******

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

Very truly yours,

PERRIGO COMPANY

By:	/s/ Judy L. Brown
Name:	Judy L. Brown
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Supplement]

The foregoing is agreed to as of the date thereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Trinh Nguyen
Name:	Trinh Nguyen
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC,
Its Investment Manager

	By:	/s/ Trinh Nguyen
	Name:	Trinh Nguyen
	Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE

ACCOUNT (BOLI 3-2)

By:	New York Life Investment Management LLC,
Its Investment Manager

	By:	/s/ Trinh Nguyen
	Name:	Trinh Nguyen
	Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE

ACCOUNT (BOLI 30C)

By:	New York Life Investment Management LLC,
Its Investment Manager

	By:	/s/ Trinh Nguyen
	Name:	Trinh Nguyen
	Title:	Director

[Signature Page to Second Supplement]

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By:	/s/ Brian K. Roelke
Name:	Brian K. Roelke
Title:	Managing Director

[Signature Page to Second Supplement]

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Alan D. Onstad
Name:	Alan D. Onstad
Title:	Senior Director

[Signature Page to Second Supplement]

MONY LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

[Signature Page to Second Supplement]

HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

By:	AllianceBernstein, its Investment Advisor

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Senior Vice President

[Signature Page to Second Supplement]

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

	By:	/s/ Curtis A. Spillers
	Name:	Curtis A. Spillers
	Title:	Vice President

[Signature Page to Second Supplement]

ING LIFE INSURANCE COMPANY LTD.

By:	ING Investment Management LLC, as Attorney in fact

	By:	/s/ Paul Aronson
	Name:	Paul Aronson
	Title:	Senior Vice President

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By:	ING Investment Management LLC, as Agent

	By:	/s/ Paul Aronson
	Name:	Paul Aronson
	Title:	Senior Vice President

[Signature Page to Second Supplement]

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name:	Eve Hampton
Title:	Vice President, Investments

By:	/s/ Paul Runnalls
Name:	Paul Runnalls
Title:	Manager, Investments

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name:	Eve Hampton
Title:	Vice President, Investments, GWL&A

By:	/s/ Paul Runnalls
Name:	Paul Runnalls
Title:	Manager, Investments, GWL&A

[Signature Page to Second Supplement]

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC
a Delaware limited liability company, its authorized signatory

	By:	/s/ Adrienne L. McFarland
	Name:	Adrienne L. McFarland
	Title:	Counsel

	By:	/s/ James C. Fifield
	Name:	James C. Fifield
	Title:	Assistant General Counsel

[Signature Page to Second Supplement]

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ John C. Mason
Name:	John C. Mason
Title:	Vice President, Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

	By:	/s/ John C. Mason
	Name:	John C. Mason
	Title:	Vice President, Fixed Income Securities

PIONEER MUTUAL LIFE INSURANCE COMPANY

By:	American United Life Insurance Company
Its:	Agent

	By:	/s/ John C. Mason
	Name:	John C. Mason
	Title:	Vice President, Fixed Income Securities

[Signature Page to Second Supplement]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Timothy S. Collins
Name:	Timothy S. Collins
Its:	Authorized Representative

[Signature Page to Second Supplement]

TRANSAMERICA LIFE (BERMUDA) LTD

By:	/s/ Christopher D. Pahlke
Name:	Christopher D. Pahlke
Title:	Authorized Signatory

[Signature Page to Second Supplement]

BANKERS LIFE AND CASUALTY COMPANY
CONSECO LIFE INSURANCE COMPANY
WASHINGTON NATIONAL INSURANCE COMPANY

By:	40|86 Advisors, Inc. acting as Investment Advisor

	By:	/s/ Timothy L. Powell
	Name:	Timothy L. Powell
	Title:	Vice President

[Signature Page to Second Supplement]

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ David Puckett
Name:	David Puckett

By:	/s/ Steven E. Shebik
Name:	Steven E. Shebik
Authorized Signatories

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By:	/s/ David Puckett
Name:	David Puckett

By:	/s/ Steven E. Shebik
Name:	Steven E. Shebik
Authorized Signatories

[Signature Page to Second Supplement]

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Vice President

[Signature Page to Second Supplement]

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Annette M. Masterson
Name:	Annette M. Masterson
Title:	Vice President

[Signature Page to Second Supplement]

ACACIA LIFE INSURANCE COMPANY

By:	Summit Investment Advisors, Inc., as Agent

	By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director-Private Placements

[Signature Page to Second Supplement]

CONFIRMATION

Each of the undersigned acknowledges receipt of the foregoing Second Supplement to Master Note Purchase Agreement dated as of September 1, 2011 and confirms (a) the continuing validity and enforceability against such undersigned of the Guaranty to which such undersigned is a party, (b) that the Series 2011 Notes shall be included in the term “Notes” as used in such Guaranty, and (c) that references in such Guaranty to the “Note Purchase Agreement” shall mean the Note Purchase Agreement as modified by the foregoing Second Supplement.

L. PERRIGO COMPANY
PERRIGO COMPANY OF SOUTH CAROLINA, INC.
PERRIGO PHARMACEUTICALS COMPANY
PERRIGO INTERNATIONAL, INC.
PERRIGO INTERNATIONAL HOLDINGS, INC.
PERRIGO INTERNATIONAL HOLDINGS II, INC.
PBM HOLDINGS, LLC
PBM NUTRITIONALS, LLC
PERRIGO HOLLAND, INC.
PERRIGO FLORIDA, INC.
PERRIGO NEW YORK, INC.
CHEMAGIS USA INC.
PADDOCK LABORATORIES, LLC

By:	/s/ Judy L. Brown
Name:	Judy L. Brown
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Second Supplement]

Schedule A to Second Supplement

INFORMATION RELATING TO PURCHASERS

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY

Name in which to register Note(s)	NEW YORK LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2011-B-1; $14,500,000 2011-C-1; $21,500,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY

	Description of Security:	4.52% Senior Note, Series 2011-B, due
December 15, 2023

	PPN:	714290 C@0

	Description of Security:	4.67% Senior Note, Series 2011-C, due
September 30, 2026

	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention: Securities Operations Private Group

Fax #:  (908) 840-3385

With a copy sent via Email to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com

Schedule A-1

Purchaser Name	NEW YORK LIFE INSURANCE COMPANY

Address / Fax # for all other notices

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

Attention:  Fixed Income Investors Group, Private Finance

Fax #:  (212) 447-4122

With a copy sent via Email to: FIIGLibrary@nylim.com and

TraditionalPVtOps@nylim.com

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel

Investment Section, Room 1016

Fax #:  (212) 576-8340

Instructions re Delivery of Notes	New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Matthew DelRosso, Esq.

Signature Block	NEW YORK LIFE INSURANCE COMPANY

By:
Name:
Title:

Tax identification number	13-5582869

Schedule A-2

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Note registration number(s); principal amount(s)	2011-B-2; $22,500,000 2011-C-2; $21,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY

	Description of Security:	4.52% Senior Note, Series 2011-B, due
December 15, 2023

	PPN:	714290 C@0

	Description of Security:	4.67% Senior Note, Series 2011-C, due
September 30, 2026

	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Securities Operations Private Group

Fax #:  (908) 840-3385

With a copy sent via Email to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com

Address / Fax # for all other notices

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

Attention:  Fixed Income Investors Group, Private Finance

Fax #:  (212) 447-4122

With a copy sent via Email to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel

Investment Section, Room 1016

Fax #:  (212) 576-8340

Schedule A-3

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

Instructions re Delivery of Notes	New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Matthew DelRosso, Esq.

Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

	By:	New York Life Investment Management LLC, Its Investment Manager

By:
Name:
Title:

Tax identification number	13-3044743

Schedule A-4

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

Note Registration Number(s); Principal Amount(s)	2011-B-3; $500,000

Payment on account of Note(s)

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY

	Description of Security:	4.52% Senior Note, Series 2011-B, due
December 15, 2023

	PPN:	714290 C@0

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

New York Life Insurance and Annuity Corporation Institutionally Owned

Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Securities Operation Private Group

Fax #:  (908) 840-3385

With a copy sent via Email to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com

Address / Fax # for all other notices

New York Life Insurance and Annuity Corporation Institutionally Owned

Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Fixed Income Investor Group, Private Finance

Fax #:  (212) 447-4122

With a copy sent via Email to: FIIGLibrary@nylim.com and TraditionalPVtOps@nylim.com with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel

Investment Section, Room 1016

Fax #:  (212) 576-8340

Schedule A-5

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

Instructions re Delivery of Notes	New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Matthew DelRosso, Esq.

Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

	By:	New York Life Investment Management LLC, Its Investment Manager

By:
Name:
Title:

Tax identification number	13-3044743

Schedule A-6

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

Name in which to register Note(s)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

Note Registration Number(s); Principal Amount(s)	2011-B-4; $2,500,000 2011-C-3; $2,500,000

Payment on account of Note(s)

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY

	Description of Security:	4.52% Senior Note, Series 2011-B, due
December 15, 2023

	PPN:	714290 C@0

	Description of Security:	4.67% Senior Note, Series 2011-C, due
September 30, 2026

	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

New York Life Insurance and Annuity Corporation Institutionally Owned

Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Securities Operation Private Group

Fax #:  (908) 840-3385

With a copy sent via Email to: FIIGLibrary@nylim.com and

TraditionalPVtOps@nylim.com

Schedule A-7

Purchaser Name	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

Address / Fax # for all other notices

New York Life Insurance and Annuity Corporation Institutionally Owned

Life Insurance Separate Account

c/o New York Life Investment Management LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:  Fixed Income Investor Group, Private Finance

Fax #:  (212) 447-4122

With a copy sent via Email to: FIIGLibrary@nylim.com and

TraditionalPVtOps@nylim.com

with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:  Office of General Counsel

Investment Section, Room 1016

Fax #:  (212) 576-8340

Instructions re Delivery of Notes	New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010 Attn: Matthew DelRosso, Esq.

Signature Block	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

	By:	New York Life Investment Management LLC, Its Investment Manager

By:
Name:
Title:

Tax identification number	13-3044743

Schedule A-8

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Name in which to register Note(s)	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note registration number(s); principal amount(s)	2011-A-1; $30,000,000 2011-B-5; $33,000,000

Payment on account of Note

Method	Automated Clearing House System

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY

	Description of Security:	4.27% Senior Note, Series 2011-A, due
September 30, 2021

	PPN:	714290 C*2

	Description of Security:	4.52% Senior Note, Series 2011-B, due
December 15, 2023

	PPN:	714290 C@0

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, NY 10017

Attn:  Securities Accounting Division

Phone:  212-916-5504

Fax:  212-916-4699

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, NJ 07101

And:

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, NC 28262

Attn:  Global Private Markets

Tel:    704-988-4349 (Ho Young Lee)

 704-988-1000 (General Number)

Fax:    704-988-4916

Email:  hlee@tiaa-cref.org

Schedule A-9

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Address / Fax # for all other notices

Teachers Insurance and Annuity Association of America

8500 Andrew Carnegie Boulevard

Charlotte, NC 28262

Attn:  Global Private Markets

Tel:    704-988-4349 (Ho Young Lee)

 704-988-1000 (General Number)

Fax:    704-988-4916

Email:  hlee@tiaa-cref.org

Instructions re Delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Department For TIAA A/C# G07040

Signature Block	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:
Name:
Title:

Tax identification number	13-1624203

Schedule A-10

Purchaser Name	THRIVENT FINANCIAL FOR LUTHERANS

Name in which to register Note(s)	SWANBIRD & CO.

Note registration number(s); principal amount(s)	2011-B-6; $5,000,000 2011-B-7; $5,000,000 2011-B-8; $5,000,000 2011-B-9; $5,000,000 2011-B-10; $8,500,000 2011-C-4; $5,000,000 2011-C-5; $5,500,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY

	Description of Security:	4.52% Senior Note, Series 2011-B, due
December 15, 2023

	PPN:	714290 C@0

	Description of Security:	4.67% Senior Note, Series 2011-C, due
September 30, 2026

	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets	Investment Division - Private Placements
Attn: Patricia Eitrheim
Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN 55415
Fax: 612-844-4027
With a copy to:
(e) Thrivent Accounts
State Street Kansas City
801 Pennsylvania
Kansas City, MO 64105
Attention: Brian Kershner
Fax: 816-871-5509

Address / Fax # for all other notices	Thrivent Financial for Lutherans Attn: Investment Division - Private Placements 625 Fourth Avenue South Minneapolis, MN 55415 Fax: 612-844-4027

Schedule A-11

Purchaser Name		THRIVENT FINANCIAL FOR LUTHERANS

Instructions re Delivery of Notes		DTC/New York Window
55 Water Street
Plaza Level - 3rd Floor
New York, NY 10041
Attention: Robert Mendez
	Ref:	Account: State Street
Fund Name: Thrivent Financial for Lutherans
Fund Number: NCE1
Nominee Name: Swanbird & Co.
Nominee Tax ID Number: 04-3475606
With a copy to Marlene Nogle, Esq.

Signature Block		THRIVENT FINANCIAL FOR LUTHERANS
By:
Name:
Title:

Tax identification number		39-0123480

Schedule A-12

Purchaser Name	MONY LIFE INSURANCE COMPANY

Name in which to register Notes	MONY LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2011-A-2; $3,500,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.27% Senior Note, Series 2011-A, due September 30, 2021
	PPN:	714290 C*2
Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	MONY Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, New York 10105 Attention: Mike Maher Phone: 212-823-2873 Fax: 212-969-6298

Address / Fax # for all other notices	MONY Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, NY 10105 Attention: Jeff Hughes Phone: 212-823-2744

Instructions re Delivery of Notes

MONY Life Insurance Company

c/o AXA/Equitable Life Insurance Company

1290 Avenue of the Americas, 12th Floor

New York, New York 10104

Attention:  Neville Hemmings, Law Department

  Telephone Number:  (212) 314-4103

Signature Block	MONY LIFE INSURANCE COMPANY
By:
Name:
Title:

Tax identification number	13-1632487

Schedule A-13

Purchaser Name	AXA EQUITABLE LIFE INSURANCE COMPANY

Name in which to register Notes	AXA EQUITABLE LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2011-A-3; $4,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.27% Senior Note, Series 2011-A, due September 30, 2021
	PPN:	714290 C*2

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	AXA Equitable Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, New York 10105 Attention: Cosmo Valente (Telephone #: 212-969-6384)

Address / Fax # for all other notices	AXA Equitable Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, NY 10105 Attention: Jeff Hughes Phone: 212-823-2744

Instructions re Delivery of Notes	AXA Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Telephone Number: (212) 314-4103

Signature Block	AXA EQUITABLE LIFE INSURANCE COMPANY
By:
Name:
Title:

Tax identification number	13-5570651

Schedule A-14

Purchaser Name	AXA EQUITABLE LIFE INSURANCE COMPANY

Name in which to register Notes	AXA EQUITABLE LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2011-B-11; $22,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
	PPN:	714290 C@0
Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	AXA Equitable Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, New York 10105 Attention: Cosmo Valente (Telephone #: 212-969-6384)

Address / Fax # for all other notices	AXA Equitable Life Insurance Company c/o AllianceBernstein LP 1345 Avenue of the Americas, 37th Floor New York, NY 10105 Attention: Jeff Hughes Phone: 212-823-2744

Instructions re Delivery of Notes	AXA Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Telephone Number: (212) 314-4103

Signature Block	AXA EQUITABLE LIFE INSURANCE COMPANY
By:
Name:
Title:

Tax identification number	13-5570651

Schedule A-15

Purchaser Name	HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

Name in which to register Notes	CUDD & CO.

Registration number(s); principal amount(s)	2011-B-12; $3,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
	PPN:	714290 C@0
Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments

JP Morgan Chase Manhattan Bank

14201 N. Dallas Parkway, 13th Floor

Dallas, TX 75254-2917

Fax:  469-477-1904

With a copy to:

Horizon Blue Cross Blue Shield of New Jersey

c/o Alliance Capital Management Corporation

1345 Avenue of the Americas

New York, New York 10105

Attention:  Mei Wong / Mike Maher

Telephone #:  212-969-2112 / 212-823-2873

Fax #:  212-969-6298

And:

Horizon Blue Cross Blue Shield of New Jersey

Three Penn Plaza

PP-15K

Newark, NJ 07105-2200

Attn:  Susan McCarthy - Manager Cash & Investments

Phone #:  973-466-8568 or 973-466-4375

Fax #:  973-466-8461

Address / Fax # for all other notices	Alliance Capital Management 1345 Avenue of the Americas, 38th Floor New York, NY 10105 Attention: Amy Judd Phone #: 212-969-1145 Fax #: 212-969-6089

Instructions re Delivery of Notes	Alliance Capital Management 1345 Avenue of the Americas New York, New York 10105 Attention: Angel Salazar / Cosmo Valente, Insurance Operations Telephone Number: 212-969-2491 / 212-969-6384

Schedule A-16

Purchaser Name	HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

Signature Block	HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
By:
Name:
Title:

Tax identification number	22-0999690

Schedule A-17

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY

Senior Note Registration Number(s); Principal Amount(s)	2011-A-4; $11,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY
	Description of Security:	4.27% Senior Note, Series 2011-A, due
September 30, 2021
	PPN:	714290 C*2
Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Jackson National Life Insurance Company c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Tel: (718) 315-3035 Fax: (718) 315-3076

Address / Fax # for all other notices

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn:  Private Placements – Curt Spillers

Tel:  (312) 634-1227

Fax:  (312) 634-0054

with a copy to

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn:  Investment Accounting - Craig Close

Tel:  (312) 634-2502

Fax:  (312) 634-0906

With copies of Financial Information also to:

Jackson National Life Insurance Company

One Corporate Way

Lansing, MI 48951

Attn:  Investment Accounting – Mark Stewart

Tel:  (517) 367-3190

Fax:  (517) 706-5503

Schedule A-18

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Instructions re Delivery of Notes	The Bank of New York Special Processing – Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL – JNL ELI/ Non Insul., A/C #187242

Signature Block	JACKSON NATIONAL LIFE INSURANCE COMPANY
	By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company
By:
Name:
Title:

Tax identification number	38-1659835

Schedule A-19

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY

Senior Note Registration Number(s); Principal Amount(s)	2011-B-13; $15,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information	Name of Issuer:	PERRIGO COMPANY
	Description of Security:	4.52% Senior Note, Series 2011-B, due
December 15, 2023
	PPN:	714290 C@0
Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	Jackson National Life Insurance Company c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Tel: (718) 315-3035 Fax: (718) 315-3076

Address / Fax # for all other notices

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn:  Private Placements – Curt Spillers

Tel:  (312) 634-1227

Fax:  (312) 634-0054

with a copy to

PPM America, Inc.

225 West Wacker Drive, Suite 1200

Chicago, IL 60606-1228

Attn:  Investment Accounting - Craig Close

Tel:  (312) 634-2502

Fax:  (312) 634-0906

With copies of Financial Information also to:

Jackson National Life Insurance Company

One Corporate Way

Lansing, MI 48951

Attn:  Investment Accounting – Mark Stewart

Tel:  (517) 367-3190

Fax:  (517) 706-5503

Schedule A-20

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Instructions re Delivery of Notes	The Bank of New York Special Processing – Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL – JNL 241, A/C #187241

Signature Block	JACKSON NATIONAL LIFE INSURANCE COMPANY
	By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company
By:
Name:
Title:

Tax identification number	38-1659835

Schedule A-21

Purchaser Name	ING LIFE INSURANCE COMPANY LTD.

Name in which to register Note(s)	HARE & CO.

Note registration number(s); principal amount(s)	2011-A-5; $5,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information		Name of Issuer:	PERRIGO COMPANY
Description of
		Security:	4.27% Senior Note, Series 2011-A, due September 30, 2021
		PPN:	714290 C*2
Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342

Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Attn:  Anthony V. Saviano

Ref: ING Life Insurance General Account / Acct. 000593258

with copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:  Lindy Freitag, Esq.

Signature Block	ING LIFE INSURANCE COMPANY LTD.
	By:	ING Investment Management LLC, as Attorney in fact
By:
Name:
Title:

Tax identification number	98-0235087

Schedule A-22

Purchaser Name	ING LIFE INSURANCE AND ANNUITY COMPANY

Name in which to register Note(s)	ING LIFE INSURANCE AND ANNUITY COMPANY

Note registration number(s); principal amount(s)	2011-B-14; $4,700,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information		Name of Issuer:	PERRIGO COMPANY
Description of
		Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
		PPN:	714290 C@0
Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342

Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: ILIAC /Acct. 216101

with copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:  Lindy Freitag, Esq.

Signature Block	ING LIFE INSURANCE AND ANNUITY COMPANY
	By:	ING Investment Management LLC, as Agent
By:
Name:
Title:

Tax identification number	71-0294708

Schedule A-23

Purchaser Name	ING USA ANNUITY AND LIFE INSURANCE COMPANY

Name in which to register Note(s)	ING USA ANNUITY AND LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2011-B-15; $3,500,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information		Name of Issuer:	PERRIGO COMPANY
Description of
		Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
		PPN:	714290 C@0
Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342

Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: ING USA /Acct. 136373

with copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:  Linda H. Freitag, Esq.

Signature Block	ING USA ANNUITY AND LIFE INSURANCE COMPANY
	By:	ING Investment Management LLC, as Agent
By:
Name:
Title:

Tax identification number	41-0991508

Schedule A-24

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY

Name in which to register Note(s)	RELIASTAR LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2011-B-16; $4,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information		Name of Issuer:	PERRIGO COMPANY
Description of
		Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
		PPN:	714290 C@0
Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342

Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: RLIC /Acct. 187035

with copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:  Lindy Freitag, Esq.

Signature Block	RELIASTAR LIFE INSURANCE COMPANY
	By:	ING Investment Management LLC, as Agent
By:
Name:
Title:

Tax identification number	41-0451140

Schedule A-25

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

Name in which to register Note(s)	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

Note registration number(s); principal amount(s)	2011-B-17; $800,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account information

Accompanying information		Name of Issuer:	PERRIGO COMPANY
Description of
		Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
		PPN:	714290 C@0

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Operations/Settlements Fax: (770) 690-5316

Address / Fax # for all other notices	ING Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-5342

Instructions re Delivery of Notes

The Bank of New York Mellon

One Wall Street

Window A - 3rd Floor

New York, NY 10286

Ref: RLNY /Acct. 187038

with copy to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn:  Lindy Freitag, Esq.

Signature Block	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
	By:	ING Investment Management LLC, as Agent
By:
Name:
Title:

Tax identification number	53-0242530

Schedule A-26

Purchaser Name	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Name in which Notes are to be registered	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Note registration number(s); principal amount(s)	2011-B-18; $5,000,000
2011-C-6; $5,000,000

Payment on Account of Note

Method	Federal Funds Wire Transfer

Account Information

Accompanying Information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
	PPN:	714290 C@0
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026

	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for all Notices and communications	Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division Fax: (303) 737-6193

Instructions re: delivery of Notes	The Bank of New York 3rd Floor, Window A One Wall Street New York, NY 10286 Attn: Receive/Deliver Dept Ref: Great-West Life A/C No. 640935

Signature Block	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
By:
Name:
Title:
By:
Name:
Title:

Tax Identification Number	84-0467907

Schedule A-27

Purchaser Name	FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Name in which Notes are to be registered	FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Note registration number(s); principal amount(s)	2011-B-19; $2,500,000
2011-C-7; $2,500,000

Payment on Account of Note

Method	Federal Funds Wire Transfer

Account Information

Accompanying Information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
	PPN:	714290 C@0
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026

	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for all Notices and communications	First Great-West Life & Annuity Insurance Company 8515 East Orchard Road, 3T2 Greenwood Village, CO 80111 Attn: Investments Division Fax: (303) 737-6193

Instructions re: delivery of Notes	The Bank of New York 3rd Floor, Window A One Wall Street New York, NY 10286 Attn: Receive/Deliver Dept Ref: First GWLA / Acct. No. 235207

Signature Block	FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
By:
Name:
Title:
By:
Name:
Title:

Tax Identification Number	13-2690792

Schedule A-28

Purchaser Name	PRINCIPAL LIFE INSURANCE COMPANY

Name in which to register Note(s)	PRINCIPAL LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	2011-A-6; $2,500,000 2011-A-7; $2,500,000 2011-B-20; $3,000,000 2011-B-21; $2,000,000 2011-B-22; $2,000,000 2011-B-23; $2,000,000

Payment on account of Note

Method	Federal Funds Wire Transfer

Account Information

Accompanying Information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.27% Senior Note, Series 2011-A, due September 30, 2021
	PPN:	714290 C*2
Description of
	Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023

	PPN:	714290 C@0

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Email for notices related to payments

Principal Global Investors, LLC

711 High Street, G-26

Des Moines, IA 50392-0800

Attn:  Fixed Income Private Placements

and via Email: Privateplacements2@exchange.principal.com

With a copy of any notices related to scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

711 High Street

Des Moines, IA 50392-0960

Attn:  Investment Accounting Fixed Income Securities

Address / Email for all other notices	Principal Global Investors, LLC 711 High Street, G-26 Des Moines, IA 50392-0800 Attn: Fixed Income Private Placements and via Email: Privateplacements2@exchange.principal.com

Instructions re: delivery of Notes	Principal Global Investors, LLC 711 High Street, G-34 Des Moines, IA 50392-0301 Attn.: Sally Sorensen

Schedule A-29

Purchaser Name	PRINCIPAL LIFE INSURANCE COMPANY

Form signature block	PRINCIPAL LIFE INSURANCE COMPANY
	By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory
By:
Name:
Title:
By:
Name:
Title:

Tax Identification Number	42-0127290

Schedule A-30

Purchaser Name	AMERICAN UNITED LIFE INSURANCE COMPANY

Name in which to register Note(s)	AMERICAN UNITED LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2011-C-8; $7,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026
	PPN:	714290 C#8
Due date and application (as among principal, premium and interest) of the payment being made.

Address for all notices and communications	American United Life Insurance Company Attn: Mike Bullock, Securities Department One American Square, Suite 305W Post Office Box 368 Indianapolis, IN 46206

Instructions re Delivery of Note(s)

Bank of New York

One Wall Street, 3rd Floor

New York, NY 10286

Attn:  Anthony Saviano / Window A

Ref:  American United Life Insurance Company, #186683

cc:  Michelle Morris/NYC Physical Desk (same address as above)

cc:  Mike Bullock

Signature Block	AMERICAN UNITED LIFE INSURANCE COMPANY
By: /s/ John C Mason
Name: John C Mason
Title: Vice President, Fixed Income Securities

Tax identification number	35-0145825

Schedule A-31

Purchaser Name	THE STATE LIFE INSURANCE COMPANY

Name in which to register Note(s)	THE STATE LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2011-C-9; $4,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026
	PPN:	714290 C#8
Due date and application (as among principal, premium and interest) of the payment being made.

Address for all notices and communications	American United Life Insurance Company Attn: Mike Bullock, Securities Dept. One American Square, Suite 305W Post Office Box 368 Indianapolis, IN 46206

Instructions re Delivery of Note(s)

Bank of New York

One Wall Street, 3rd Floor

New York, NY 10286

Attn:  Anthony Saviano, Window A

Ref:  The State Life Insurance Company, c/o American United Life Insurance Company, #343761

cc:  Michelle Morris/NYC Physical Desk (same address as above)

cc:  Mike Bullock

Signature Block	THE STATE LIFE INSURANCE COMPANY
By: American United Life Insurance Company
Its: Agent
By: /s/ John C Mason
Name: John C Mason
Title: Vice President, Fixed Income Securities

Tax identification number	34-0684263

Schedule A-32

Purchaser Name	PIONEER MUTUAL LIFE INSURANCE COMPANY

Name in which to register Note(s)	PIONEER MUTUAL LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2011-C-10; $1,000,000

Payment on account of Note(s) Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.27% Senior Note, Series 2011-A, due September 30, 2021
	PPN:	714290 C*2
Description of
	Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
	PPN:	714290 C@0
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026
	PPN:	714290 C#8
Due date and application (as among principal, premium and interest) of the payment being made.

Address for notices and communications	American United Life Insurance Company Attn: Mike Bullock, Securities Dept. One American Square, Suite 305W Post Office Box 368 Indianapolis, IN 46206

Instructions re Delivery of Note(s)

Bank of New York

One Wall Street, 3rd Floor

New York, NY 10286

Attn:  Anthony Saviano, Window A

Ref:  Pioneer Mutual Life Insurance Company c/o American United Life Insurance Company, #186709

cc:  Michelle Morris/NYC Physical Desk (same address as above)

cc:  Mike Bullock

Signature Block	PIONEER MUTUAL LIFE INSURANCE COMPANY
By: American United Life Insurance Company
Its: Agent
By: /s/ John C Mason
Name: John C Mason
Title: Vice President, Fixed Income Securities

Tax identification number	45-0220640

Schedule A-33

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Senior Note Registration Number(s); Principal Amount(s)	2011-A-8; $11,000,000

Payment on account of Note

Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.27% Senior Note, Series 2011-A, due September 30, 2021
	PPN:	714290 C*2

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Treasury & Investment Operations Fax: 414-625-6998

Address / Fax # for all other notices	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Securities Department Fax: 414-665-7124

Instructions re Delivery of Notes and closing documents	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Matthew E. Gabrys, Esq.

Signature Block	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:
Name:
Its: Authorized Representative

Tax identification number	39-0509570

Schedule A-34

Purchaser Name	TRANSAMERICA LIFE (BERMUDA) LTD

Name in which to register Note(s)	TRANSAMERICA LIFE (BERMUDA) LTD

Note registration number(s); principal amount(s)	2011-C-11; $10,000,000

Payment on account of Note

Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026
	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Email for notices related to payments	Email: paymentnotifications@aegonusa.com AEGON USA Investment Management, LLC Attn: Custody Operations-Privates 4333 Edgewood Road NE Cedar Rapids, IA 52499-7013

Address / Fax # for all other notices

AEGON USA Investment Management, LLC

Attn:  Director of Private Placements

400 West Market Street

Louisville, KY 40202

Tel:  (502) 560-2769

Fax:  (502) 560-2030

and

AEGON USA Investment Management, LLC

Attn:  Director of Private Placements

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-5335

Tel:  (319) 355-2432

Fax:  (319) 355-2666

Instructions re Delivery of Notes	A singed copy of the Note must be sent to Custody Operations-Privates via fax at 888-652-8024 or email INVCustodayTeam@AEGONUSA.com for verification. A letter with Custody Bank Instructions will be sent back.

Signature Block	TRANSAMERICA LIFE (BERMUDA) LTD
By:
Name:
Title:

Tax identification number	98-0481010

Schedule A-35

Purchaser Name	BANKERS LIFE AND CASUALTY COMPANY

Name in Which to Register Note(s)	HARE & CO.

Senior Note Registration Number(s); Principal Amount(s)	2011-C-12; $6,000,000

Payment on account of Note

Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026
	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	John K. Nasser Manager, Investment Operations 40|86 Advisors, Inc. 535 N. College Drive Carmel, IN 46032 Tel: 317-817-6069 Fax: 317-817-2589

Address / Fax # / Email for all other notices	Timothy L. Powell Vice President 40|86 Advisors, Inc. 535 N. College Drive Carmel, IN 46032 Tel: 317-817-3633 Fax: 317-817-2589 Email: 4086PVTPlacements@4086.com

Instructions re Delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 Attn: Michael Visone (212-635-1262) Ref: Bankers Life and Cas.; a/c# 014814

Signature Block	BANKERS LIFE AND CASUALTY COMPANY
By: 40|86 Advisors, Inc. acting as Investment Advisor
By: /s/ Timothy L. Powell
Name: Timothy L. Powell
Title: Vice President

Tax identification number	36-0770740

Schedule A-36

Purchaser Name	CONSECO LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	HARE & CO.

Senior Note Registration Number(s); Principal Amount(s)	2011-C-13; $2,000,000

Payment on account of Note

Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026
	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	John K. Nasser Manager, Investment Operations 40|86 Advisors, Inc. 535 N. College Drive Carmel, IN 46032 Tel: 317-817-6069 Fax: 317-817-2589

Address / Fax # / Email for all other notices	Timothy L. Powell Vice President 40|86 Advisors, Inc. 535 N. College Drive Carmel, IN 46032 Tel: 317-817-3633 Fax: 317-817-2589 Email: 4086PVTPlacements@4086.com

Instructions re Delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 Attn: Michael Visone (212-635-1262) Ref: Conseco Life Ins Co, a/c# 0000232471

Signature Block	CONSECO LIFE INSURANCE COMPANY
By: 40|86 Advisors, Inc. acting as Investment Advisor
By: /s/ Timothy L. Powell
Name: Timothy L. Powell
Title: Vice President

Tax identification number	36-1933760

Schedule A-37

Purchaser Name	WASHINGTON NATIONAL INSURANCE COMPANY

Name in Which to Register Note(s)	HARE & CO.

Senior Note Registration Number(s); Principal Amount(s)	2011-C-14; $2,000,000

Payment on account of Note

Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026
	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to payments	John K. Nasser Manager, Investment Operations 40|86 Advisors, Inc. 535 N. College Drive Carmel, IN 46032 Tel: 317-817-6069 Fax: 317-817-2589

Address / Fax # / Email for all other notices	Timothy L. Powell Vice President 40|86 Advisors, Inc. 535 N. College Drive Carmel, IN 46032 Tel: 317-817-3633 Fax: 317-817-2589 Email: 4086PVTPlacements@4086.com

Instructions re Delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 Attn: Michael Visone (212-635-1262) Ref: Washington National Ins., a/c# 0000379363

Signature Block	WASHINGTON NATIONAL INSURANCE COMPANY
By: 40|86 Advisors, Inc. acting as Investment Advisor
By: /s/ Timothy L. Powell
Name: Timothy L. Powell
Title: Vice President

Tax identification number	36-1933760

Schedule A-38

Purchaser Name	ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Name in which Notes are to be registered	ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Registration number(s); principal amount(s)	2011-A-9; $3,000,000

Payment on account of Note

Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.27% Senior Note, Series 2011-A, due September 30, 2021
	PPN:	714290 C*2

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets

Allstate Investments LLC

Investment Operations - Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Tel: 847-402-6672 Private Placements

Fax: 847-326-7032

And via Email:  PrivateIOD@allstate.com

Prepayments notices to also be sent to:

Email (PrivateCompliance@allstate.com)

Allstate Investments LLC

Private Placements Department

3075 Sanders Road, STE G3A

Northbrook, Illinois 60062-7127

Telephone:  (847) 402-7117

Telecopy:  (866) 226-2418

Address / Fax # / Email for financial reports, compliance certificates and all other written communications and notices

Email (PrivateCompliance@allstate.com)

or to:

Allstate Investments LLC

Private Placements Department

3075 Sanders Road, STE G3A

Northbrook, Illinois 60062-7127

Telephone:  (847) 402-7117

Telecopy:  (866) 226-2418

Schedule A-39

Purchaser Name	ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Instructions re Delivery of Notes	Citibank N.A. 333 Park Avenue Level B Vault New York, N.Y. 10022 Attn: Danny Reyes For Allstate Life Insurance Company of New York/Safekeeping Account No. 846684

Signature Block	ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
By:
Name:
By:
Name:
Authorized Signatories

Tax identification number	36-2608394

Schedule A-40

Purchaser Name	AMERICAN HERITAGE LIFE INSURANCE COMPANY

Name in which Notes are to be registered	AMERICAN HERITAGE LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	2011-B-24; $4,000,000

Payment on account of Note

Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.52% Senior Note, Series 2011-B, due December 15, 2023
	PPN:	714290 C@0

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets

Allstate Investments LLC

Investment Operations - Private Placements

3075 Sanders Road, STE G4A

Northbrook, IL 60062-7127

Tel: 847-402-6672 Private Placements

Fax: 847-326-7032

And via Email:  PrivateIOD@allstate.com

Prepayments notices to also be sent to:

Email (PrivateCompliance@allstate.com)

Allstate Investments LLC

Private Placements Department

3075 Sanders Road, STE G3A

Northbrook, Illinois 60062-7127

Telephone:  (847) 402-7117

Telecopy:  (866) 226-2418

Address / Fax # for all other notices

Email (PrivateCompliance@allstate.com)

or to:

Allstate Investments LLC

Private Placements Department

3075 Sanders Road, STE G3A

Northbrook, Illinois 60062-7127

Telephone:  (847) 402-7117

Telecopy:  (866) 226-2418

Schedule A-41

Purchaser Name	AMERICAN HERITAGE LIFE INSURANCE COMPANY

Instructions re Delivery of Notes	Citibank N.A. 333 Park Avenue Level B Vault New York, N.Y. 10022 Attn: Danny Reyes For American Heritage Life Insurance Company/Safekeeping Account No. 846928

Signature Block	AMERICAN HERITAGE LIFE INSURANCE COMPANY By: Name: By: Name: Authorized Signatories

Tax identification number	59-0781901

Schedule A-42

Purchaser Name	UNITED OF OMAHA LIFE INSURANCE COMPANY

Name in which to register Note(s)	UNITED OF OMAHA LIFE INSURANCE COMPANY

Note registration number(s); principal amount(s)	2011-C-15; $5,000,000

Payment on account of Note

Method Account information	Federal Funds Wire Transfer

Accompanying information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.67% Senior Note, Series 2011-C, due September 30, 2026
	PPN:	714290 C#8

Due date and application (as among principal, premium and interest) of the payment being made.

Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications	JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing – G. Ruiz a/c: G07097

Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture)	4 - Investment Accounting United of Omaha Life Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011

Instructions re Delivery of Notes	JPMorgan Chase Bank 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Department Ref: Account # G07097

Signature Block	UNITED OF OMAHA LIFE INSURANCE COMPANY
By:
Name:
Title:

Tax identification number	47-0322111

Schedule A-43

Purchaser Name	TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

Name in which to register Note(s)	TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

Note registration number; principal amount	2011-A-10; $1,500,000

Payment on account of Note

Method Account Information	Bank Wire Transfer of Federal or Other Immediately Available Funds

Accompanying Information	Name of Issuer:	PERRIGO COMPANY
Description of
	Security:	4.27% Senior Note, Series 2011-A, due September 30, 2021
	PPN:	714290 C*2

Due date and application (as among principal, premium and interest) of the payment being made.

Address for Notices and Communications	Travelers Casualty and Surety Company of America c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, MN 55102-1396

Instructions re: delivery of Notes	Travelers Casualty and Surety Company of America c/o The Travelers Companies, Inc. 9275-NB11B 385 Washington Street St. Paul, MN 55102-1396 Attn: Nicole Ankeny, Esq.

Form signature block	TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA
By:
Name:
Title:

Tax Identification Number	06-0907370

Schedule A-44

Purchaser Name	ACACIA LIFE INSURANCE COMPANY

Name in which to register Note(s)	CUDD & CO. AS NOMINEE FOR ACACIA LIFE INSURANCE COMPANY

Note Registration Number(s); Principal Amount(s)	2011-A-11; $1,000,000

Payment on account of Note(s)

Method Account information	Federal Funds Wire Transfer

Accompanying information		Name of Issuer:	PERRIGO COMPANY
Description of
		Security:	4.27% Senior Note, Series 2011-A, due September 30, 2021
		PPN:	714290 C*2

Due date and application (as among principal, premium and interest) of the payment being made.

Address / Fax # for notices and communications	Acacia Life Insurance Company c/o Summit Investment Partners 390 North Cotner Blvd. Lincoln, NE 68505 Fax: 402-467-6970

Instructions re Delivery of Notes	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Department Ref: Account P72216, Acacia Life Insurance Company

Signature Block	ACACIA LIFE INSURANCE COMPANY

	By:	Summit Investment Advisors, Inc., as Agent
By: /s/ Andrew S. White
Name: Andrew S. White
Title: Managing Director-Private Placements

Tax identification number	53-0022880 (acacia Life) 13-6022143 (CUDD & CO.)

Schedule A-45

Schedule 4(l) to Second Supplement

Material Corporate Changes Since June 25, 2011

On January 20, 2011, the Company signed a definitive agreement to acquire substantially all of the assets of Paddock Laboratories, Inc. (“Paddock”) for approximately $540,000,000 in cash. The Company closed the acquisition of Paddock on July 26, 2011. As part of the acquisition, the Company assumed all of the obligations and liabilities associated with the acquired assets (other than Paddock’s debt for money borrowed which was repaid as part of the closing). The Company funded the transaction using a combination of cash on hand, utilization of its existing credit facilities and a new five-year term loan. Concurrent with the signing of the Paddock agreement, the Company entered into a Term Loan Agreement (the “Agreement”). Under the terms of the Agreement, the term loan commitment is $250,000,000 and was funded in full in conjunction with the closing of the Paddock acquisition. The term loan has mandatory annual amortizations of $25,000,000 on each of the four annual anniversary dates with the final $150,000,000 due on the fifth annual anniversary date of the funding.

Schedule 8.3-1

Schedule 8.3 to Second Supplement

Supplement Disclosure Documents

No disclosure

Schedule 8.3-1

Schedule 8.4 to Second Supplement

Subsidiaries of the Company

(a)

(i)	Listed below are the Company’s Subsidiaries, the jurisdiction of their organization and the percentage of shares of capital stock owned by the Company in such Subsidiary:

Subsidiary	State/Country of Incorporation	Ownership
L. Perrigo Company	Michigan	100%*
Perrigo Pharmaceuticals Company	Michigan	100%*
Perrigo International Inc.	Michigan	100%*
Perrigo Company of South Carolina Inc.	Michigan	100%*
Perrigo Sales Corporation	Michigan	100%*
Perrigo International Holdings Inc.	Michigan	100%
Perrigo Research and Development Company	Michigan	100%*
Perrigo Holland, Inc.	Michigan	100%
PJET, Inc.	Michigan	100%*
Perrigo Sourcing Solutions, Inc.	Michigan	100%
Perrigo International Holdings II, Inc.	Delaware	100%
Perrigo LLC	Delaware	100%
Perrigo China Business Trustee, LLC	Delaware	100%
Perrigo Mexico Investment Holdings LLC	Delaware	100%
Perrigo Receivables LLC	Delaware	100%
PBM Holdings, LLC	Delaware	100%*
PBM Nutritionals, LLC	Delaware	100%*
PBM Products, LLC	Delaware	100%
PBM Foods, LLC	Delaware	100%
PBM International Holdings, LLC	Delaware	100%
PBM Canada Holdings, LLC	Delaware	100%
PBM Mexico Holdings, LLC	Delaware	100%
PBM China Holdings, LLC	Delaware	100%
PBM Covington, LLC	Delaware	100%
Paddock Laboratories, LLC	Delaware	100%*
Perrigo Company of Tennessee Inc.	Tennessee	100%*
Perrigo Iowa, Inc.	Iowa	100%
Perrigo Florida, Inc.	Florida	100%
ChemAgis USA Inc.	New Jersey	100%
Perrigo de Mexico S.A. de C.V.	Mexico	100%
Quimica y Farmacia S.A. de C.V.	Mexico	100%
Laboratorios DIBA S.A.	Mexico	100%
Perrigo Mexico Holding S.A. de C.V.	Mexico	100%
PBM Products Mexico S de RL de CV	Mexico	100%
Servicios PBM S de RL de CV	Mexico	100%
Perrigo do Brasil LTDA	Brazil	100%
Wrafton Laboratories Limited	United Kingdom	100%
Perrigo UK Acquisition Limited	United Kingdom	100%

Schedule 8.4-1

Wrafton Trustees Limited	United Kingdom	100%
Perrigo Ventures Limited Partnership	United Kingdom	100%
Perrigo UK FINCO Limited Partnership	United Kingdom	100%
Galpharm Healthcare Ltd.	United Kingdom	100%
Galpharm International LTD.	United Kingdom	100%
Healthy Ideas Ltd.	United Kingdom	100%
Kiteacre Ltd.	United Kingdom	100%
Brunel Pharma Ltd.	United Kingdom	100%
Perrigo Israel Holdings Ltd.	Israel	100%
Perrigo Israel Pharmaceuticals Ltd.	Israel	100%
Chemagis Ltd.	Israel	100%
Perrigo Israel Opportunities II Ltd.	Israel	100%
Arginet Investments and Property (2003) Ltd.	Israel	100%
Perrigo Israel Agencies Ltd. (fka Agis Commercial Agencies, Ltd.)	Israel	100%
Perrigo Israel Enterprises & Investments Ltd. (fka Neca Chemicals (1952) Ltd.)	Israel	100%
Pharma Clal Ltd.	Israel	100%
Perrigo Israel Trading Limited Partnership	Israel	100%
Perrigo Laboratories India Private Ltd.	India	100%
Chemagis India Private Ltd.	India	51%
Perrigo API (India)	India	85%
ChemAgis B.V.	Netherlands	100%
Perrigo Netherlands BV	Netherlands	100%
Perrigo Israel Holdings II BV	Netherlands	100%
Perrigo Netherlands FINCO I Cooperatief U.A.	Netherlands	100%
Perrigo Netherlands FINCO II B.V.	Netherlands	100%
Perrigo Trading (Shanghai) Co. Ltd.	China	100%
Perrigo China Business Trust	China	100%
PBM (Guangzhou) Nutritionals Co. Ltd.	China	100%
Perrigo Denmark K/S	Denmark	100%
Perrigo Asia Holding Company	Mauritius	100%
Perrigo Australian Holding Company I PTY Limited	Australia	100%
Perrigo Australian Holding Company II PTY Limited	Australia	100%
Orion Laboratories PTY Limited	Australia	100%
Orion Laboratories NZ Ltd	New Zealand	100%

*	Indicates direct Subsidiaries of Perrigo Company.

(ii)	Below is the Company’s only Affiliate:

Legal Name	Jurisdiction	Ownership percentage
Zibo Xinhua - Perrigo Pharmaceutical Company Ltd	China	49.90%

(iii)	Below are the Company’s current directors and senior officers:

Directors

☐	Moshe Arkin*
☐	Laurie Brlas
☐	Gary M. Cohen
☐	David T. Gibbons

Schedule 8.4-2

☐	Ran Gottfried
☐	Ellen R. Hoffing
☐	Michael J. Jandernoa
☐	Gary K. Kunkle, Jr.
☐	Herman Morris, Jr.
☐	Joseph C. Papa
☐	Ben-Zion Zilberfarb

*	Mr. Arkin will retire from the Company’s Board of Directors on October 26, 2011.

Senior Officers

☐	Joseph C. Papa	Chairman, President and Chief Executive Officer
☐	Judy L. Brown	Executive Vice President and Chief Financial Officer
☐	John T. Hendrickson	Executive Vice President, Global Operations and Supply Chain
☐	Scott F. Jamison	Executive Vice President, General Manager Nutritionals
☐	Todd W. Kingma	Executive Vice President, General Counsel and Secretary
☐	Sharon Kochan	Executive Vice President, U.S. Generics
☐	Refael Lebel	Executive Vice President and President, Perrigo Israel
☐	Jeffrey R. Needham	Executive Vice President, General Manager Consumer Healthcare
☐	Thomas M. Farrington	Senior Vice President and Chief Information Officer
☐	Jatin Shah, Ph.D.	Senior Vice President and Chief Scientific Officer
☐	Michael R. Stewart	Senior Vice President, Global Human Resources
☐	James C. Tomshack	Senior Vice President, Consumer Healthcare Sales
☐	Louis W. Yu, Ph.D.	Senior Vice President, Global Quality and Compliance

(c)	The agreements and instruments referenced in items 1, 2, 4 and 5 of disclosure (a) of Schedule 8.15 impose certain restrictions on the ability of Subsidiaries to pay dividends out of profits or make other similar distributions.

Schedule 8.4-3

Schedule 8.5 to Second Supplement

Financial Statements

The Company has delivered to each Purchaser, through incorporation by reference in the Second Supplement Memorandum, the financial statements of the Company and its Subsidiaries included in the Company’s Annual Report on Form 10-K for the twelve-month period ended June 25, 2011.

Schedule 8.5-1

Schedule 8.15 to Second Supplement

Existing Indebtedness; Future Liens

(a) Below is a list of all outstanding Indebtedness of the Company and its Subsidiaries as of August 24, 2011:

1.	Credit Agreement dated as of October 8, 2010 among the Company, the Foreign Subsidiary Borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Wells Fargo Bank, National Association, as Syndication Agents, HSBC Bank USA, National Association, Fifth Third Bank and Bank Leumi USA , as Documentation Agents. As of August 24, 2011 the principal amount outstanding was $153,000,000, $150,000,000 of which constituted a term loan due October 8, 2015 and $3,000,000 of which was drawn under the revolving credit facility. $347,000,000 remained undrawn but available through October 8, 2015 under the revolving loan facility . The obligations under the Credit Agreement are guaranteed by certain of the Company’s subsidiaries. The indebtedness under the Credit Agreement is secured by certain collateral as described in the Credit Agreement and in the Intercreditor Agreement.

2.	Term Loan Agreement, dated as of April 22, 2008 among the Company, certain lenders, JPMorgan Chase Bank, N.A. as Administrative Agent and RBS Citizens, N.A. as Syndication Agent, as amended. As of August 24, 2011, the principal amount outstanding under the Term Loan Agreement was $125,000,000 due April 22, 2013. The obligations under the Term Loan Agreement are guaranteed by certain of the Company’s subsidiaries. The indebtedness under the Term Loan Agreement is secured by certain collateral as described in the Term Loan Agreement and in the Intercreditor Agreement.

3.	Master Note Purchase Agreement dated as of May 29, 2008 by and among the Company and the purchasers listed on Schedule A thereto, as supplemented. As of August 24, 2011 the outstanding principal amount of the Series 2008 Notes (as defined therein) was $200,000,000, and the outstanding principal amount of the Series 2010 Notes issued under the First Supplement to the Master Note Purchase Agreement dated as of April 30, 2010 was $415,000,000. The obligations under the Master Note Purchase Agreement are guaranteed by certain of the Company’s subsidiaries. The indebtedness under the Master Note Purchase Agreement is secured by certain collateral as described in the Master Note Purchase Agreement and in the Intercreditor Agreement.

4.	Term Loan Agreement dated January 11, 2011 among the Company, JPMorgan Chase Bank NA as Administration Agent, Morgan Stanley Senior Funding, Inc. and Bank of America NA as Syndication Agents and other lenders party thereto, as amended. As of August 24, 2011 the principal amount outstanding under this Agreement was $250,000,000. The obligations under the Term Loan Agreement are guaranteed by certain of the Company’s subsidiaries. The indebtedness under the Term Loan is secured by certain collateral as described in the Term Loan Agreement and in the Intercreditor Agreement.

Schedule 8.15-1

5.	Perrigo Receivables Securitization Facility dated as of July 23, 2009, as amended, among Perrigo Receivables LLC as special purpose vehicle, various affiliated companies as originators, Bank of America N.A., Wells Fargo Bank National Association and PNC Bank National Association. As of August 24, 2011, $85,000,000 was outstanding under this facility, and $115,000,000 remained undrawn but available through June 13, 2014.

6.	Short Term Credit Line dated as of May 26, 2010 between Perrigo API India Pvt. Ltd. (“Perrigo India”), a subsidiary of the Company, as borrower and Hong Kong and Shanghai Banking Corporation Ltd as lender. As of August 24, 2011 the principal amount outstanding was 160,000,000 Indian rupees (approximately $3,556,000 U.S.), and 46,000,000 Indian rupees (approximately $1,022,000 U.S.) remained undrawn but available through November 22, 2011 for working capital purposes.

7.	Loan Agreement dated as of December 29, 2010 between Perrigo India as borrower and certain persons who are minority owners of Perrigo India as lenders. As of August 24, 2011 the principal amount outstanding was 74,651,899 Indian rupees (approximately $1,659,000 U.S.), and 60,345,000 Indian rupees (approximately $1,341,000 U.S.) remained undrawn but available through July 31, 2020 for purposes defined therein.

8.	Term Loan Agreement dated as of July 6, 2011 between Perrigo India as borrower and Hong Kong and Shanghai Banking Company Ltd. as lender. As of August 24, 2011 the principal amount outstanding was 35,000,000 Indian rupees (approximately $778,000 U.S.), and 232,600,000 India rupees (approximately $5,169,000 U.S.) remained undrawn but available through June 22, 2012 with final maturity July 6, 2016 for purposes defined therein.

9.	Indebtedness of the Company to a Wholly-Owned Subsidiary and Indebtedness of a Wholly-Owned Subsidiary to another Wholly-Owned Subsidiary or the Company.

(b)	Liens

No disclosure.

(c)	The agreements and instruments referenced in disclosure (a) above contain limitations on the amount of, or impose restrictions on the incurring of, Indebtedness of the Company.

Schedule 8.15-2

Exhibit 1-A to Second Supplement

[FORM OF SERIES 2011-A NOTE]

THE SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

PERRIGO COMPANY

4.27% Senior Note, Series 2011-A, due September 30, 2021

No. 2011-A-[ ]	[Date]
$[ ]	PPN: 714290 C*2

FOR VALUE RECEIVED, the undersigned, PERRIGO COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the state of Michigan, promises to pay to [                                         ], or registered assigns, the principal sum of $[            ] on September 30, 2021, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.27% per annum (subject to adjustment pursuant to Section 5(c) of the Second Supplement referred to below) from the date hereof, payable semiannually, on the 30th day of March and September in each year, commencing with the March or September next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.27% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series 2011-A Notes (herein called the “Notes”) issued pursuant to that certain Second Supplement to Master Note Purchase Agreement dated as of September 1, 2011 (the “Second Supplement”) which supplements that certain Master Note Purchase Agreement, dated as of May 29, 2008 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and

Exhibit 1-A-1

is entitled to the benefits of the Second Supplement and the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the terms of the Second Supplement and the Note Purchase Agreement, including the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Second Supplement and in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

PERRIGO COMPANY

By:	/s/ Judy L. Brown

Name:	Judy L. Brown
Title:	Executive Vice President and Chief Financial Officer

Exhibit 1-A-2

Exhibit 1-B to Second Supplement

[FORM OF SERIES 2011-B NOTE]

THE SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

PERRIGO COMPANY

4.52% Senior Note, Series 2011-B, due December 15, 2023

No. 2011-B-[ ]	[Date]
$[ ]	PPN: 714290 C@0

FOR VALUE RECEIVED, the undersigned, PERRIGO COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the state of Michigan, promises to pay to [                                         ], or registered assigns, the principal sum of $[            ] on December 15, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.52% per annum (subject to adjustment pursuant to Section 5(c) of the Second Supplement referred to below) from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with the June or December next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.52% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series 2011-B Notes (herein called the “Notes”) issued pursuant to that certain Second Supplement to Master Note Purchase Agreement dated as of September 1, 2011 (the “Second Supplement”) which supplements that certain Master Note

Exhibit 1-B-1

Purchase Agreement, dated as of May 29, 2008 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits of the Second Supplement and the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the terms of the Second Supplement and the Note Purchase Agreement, including the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Second Supplement and in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

PERRIGO COMPANY

By:	/s/ Judy L. Brown

Name:	Judy L. Brown
Title:	Executive Vice President and Chief Financial Officer

Exhibit 1-B-2

Exhibit 1-C to Second Supplement

[FORM OF SERIES 2011-C NOTE]

THE SECURITY EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

PERRIGO COMPANY

4.67% Senior Note, Series 2011-C, due September 30, 2026

No. 2011-C-[ ]	[Date]
$[ ]	PPN: 714290 C#8

FOR VALUE RECEIVED, the undersigned, PERRIGO COMPANY (herein called the “Company”), a corporation organized and existing under the laws of the state of Michigan, promises to pay to [                                         ], or registered assigns, the principal sum of $[            ] on September 30, 2026, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.67% per annum (subject to adjustment pursuant to Section 5(c) of the Second Supplement referred to below) from the date hereof, payable semiannually, on the 30th day of March and September in each year, commencing with the March or September next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.67% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series 2011-C Notes (herein called the “Notes”) issued pursuant to that certain Second Supplement to Master Note Purchase Agreement dated as of September 1, 2011 (the “Second Supplement”) which supplements that certain Master Note

Exhibit 1-C-1

Purchase Agreement, dated as of May 29, 2008 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits of the Second Supplement and the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the terms of the Second Supplement and the Note Purchase Agreement, including the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Second Supplement and in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

PERRIGO COMPANY

By:	/s/ Judy L. Brown

Name:	Judy L. Brown
Title:	Executive Vice President and Chief Financial Officer

Exhibit 1-C-2

Exhibit 4(c)(i) to Second Supplement

MATTERS TO BE COVERED BY OPINION OF SPECIAL COUNSEL

FOR THE COMPANY

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Second Supplement (or defined by reference therein) to which this Exhibit 4(c)(i) is attached and of which this Exhibit forms a part. For purposes hereof, the term “Note Purchase Documents” shall mean (i) the Second Supplement, (ii) the Series 2011 Notes, (iii) the Subsidiary Guaranty, (iv) the Intercreditor Agreement, and (v) the Pledge Agreement and Irrevocable Proxy (“Pledge Agreement”) given by Perrigo International Holdings II, Inc. (“Holdings II”) in favor of the Collateral Agent dated as of October 8, 2010, (the documents listed in items (i) through (v) above are collectively referred to herein as the “Note Purchase Documents”).

1. The Company (a) is a corporation validly existing and in good standing under the laws of the State of Michigan, (b) has all requisite corporate power and authority to own or lease property and to transact business as presently conducted, and (c) has or, at the time of execution thereof, had all requisite corporate power and authority to execute and deliver, and has all requisite corporate power and authority to perform, the Note Purchase Agreement and the Note Purchase Documents to which it is a party and to issue and sell the Series 2011 Notes.

2. Each of the Subsidiary Guarantors (a) is a corporation validly existing and in good standing under the laws of its state of incorporation, and (b) has or, at the time of execution thereof, had all requisite corporate power and authority to execute and deliver, and has all requisite corporate power and authority to perform, the Note Purchase Documents to which each Subsidiary Guarantor is a party.

3. The Note Purchase Agreement and the Note Purchase Documents to which the Company is a party have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company, and constitute valid and binding agreements of the Company. If the Note Purchase Agreement and the Note Purchase Documents to which the Company is a party were governed by the Laws of the State of Michigan, they would be enforceable against the Company in accordance with their respective terms. However, in our opinion a Michigan court, or a Federal court sitting in Michigan, applying Michigan conflict of laws rules would honor the choice of New York Law to govern the Note Purchase Agreement and the Note Purchase Documents that provide that they are to be governed by New York Law.

4. The Note Purchase Documents to which each Subsidiary Guarantor is a party have been duly authorized by proper corporate action on the part of such Subsidiary Guarantor and have been duly executed and delivered by an authorized officer of each such Subsidiary Guarantor.

Exhibit 4(c)(i)-1

5. Each of the Note Purchase Documents to which each Subsidiary Guarantor is a party constitutes a valid and binding agreement of each Subsidiary Guarantor. If the Note Purchase Documents to which the Subsidiary Guarantors are parties were governed by the Laws of the State of Michigan, they would be enforceable against each Subsidiary Guarantor party thereto in accordance with their respective terms. However, in our opinion a Michigan court, or a Federal court sitting in Michigan, applying Michigan conflict of laws rules would honor the choice of New York Law to govern the Note Purchase Documents that provide that they are to be governed by New York Law.

6. The offer, sale, and delivery of the Series 2011 Notes by the Company and the delivery of the Subsidiary Guaranty by the Subsidiary Guarantors do not and did not at the time of delivery thereof require registration under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

7. No authorization, approval or consent of, and no registration or qualification with, any Governmental Authority is, or was at the time of delivery, required in connection with the execution, delivery and performance by (i) the Company of the Note Purchase Agreement or the Note Purchase Documents or the offering, issuance, and sale by the Company of the Series 2011 Notes, and (ii) any Subsidiary Guarantor of the Note Purchase Documents to which such Subsidiary Guarantor is a party.

8. The issuance and sale of the Series 2011 Notes by the Company, the performance by the Company of its obligations under the Series 2011 Notes, the Note Purchase Agreement and the Second Supplement, and the execution and delivery of the Note Purchase Documents to which it is a party by the Company do not (i) violate any applicable law or any provision of the articles of incorporation or bylaws of the Company, or (ii) conflict with, or result in any breach or default under, or, except as permitted by the Second Supplement and the Note Purchase Agreement result in the creation or imposition of any lien, charge or encumbrance on, the property of the Company pursuant to the provisions of any agreement or instrument known to us and to which the Company is a party or by which it or its property are bound.

9. The execution and delivery by each Subsidiary Guarantor of the Note Purchase Documents to which such Subsidiary Guarantor is a party and the performance of its obligations thereunder does not (i) violate any applicable law or any provision of the articles of incorporation, certificate of incorporation or bylaws of such Subsidiary Guarantor, or (ii) conflict with, or result in any breach or default under, or, except as permitted by the Second Supplement and the Note Purchase Agreement result in the creation or imposition of any lien, charge or encumbrance on, the property of such Subsidiary Guarantor pursuant to the provisions of any agreement or instrument known to us and to which such Subsidiary Guarantor is a party or by which it or its property are bound.

10. Neither the Company nor any Subsidiary Guarantor is an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

Exhibit 4(c)(i)-2

11. Based on the representations and warranties set forth in the Second Supplement, the issuance of the Series 2011 Notes and the intended use of the proceeds of the sale of the Series 2011 Notes as stated in Section 8.14 of the Second Supplement, do not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

12. The provisions of the Pledge Agreement are effective under the UCC to create in favor of the Collateral Agent a security interest in the rights of Holdings II in that portion of the collateral of Holdings II, in which a security interest is purported to be granted under the Pledge Agreement and in which a security interest may be created under Article 9 of the UCC (the “Article 9 Collateral”).

13. The Collateral Agent’s security interest in the Article 9 Collateral of Holdings II in which a security interest may be perfected by filing a financing statement under the UCC was perfected by the Collateral Agent’s filing of a financing statement on October 8, 2010, filing number 20103519406, with the Delaware Secretary of State.

14. Assuming the Collateral Agent has taken delivery and retains possession in the State of Michigan of certificates in registered form representing the securities pledged to the Collateral Agent pursuant to the Pledge Agreement (the “Pledged Securities”), and further assuming the Pledged Securities are each duly indorsed to the Collateral Agent or in blank by an effective endorsement or are accompanied by undated stock powers with respect thereto duly indorsed to the Collateral Agent or in blank by an effective endorsement, the Collateral Agent’s security interest in the rights of the Company in the Pledged Securities is perfected.

Exhibit 4(c)(i)-3

Exhibit 4(c)(ii) to Second Supplement

FORM OF OPINION OF PURCHASERS COUNSEL

[September 30][December 15], 2011

TO THE PURCHASERS SET FORTH

ON ANNEX 1 HERETO

Re:	Perrigo Company

$75,000,000 4.27% Senior Notes, Series 2011-A due September 30, 2021

$175,000,000 4.52% Senior Notes, Series 2011-B due December 15, 2023

$100,000,000 4.67% Senior Notes, Series 2011-C due September 30, 2026

Ladies and Gentlemen:

We have acted as special counsel for each of the Purchasers named on Annex 1 hereto (the “Purchasers”) and the other purchasers listed on Schedule A to the Second Supplement (as defined below) (together with the Purchasers, collectively, the “Series 2011-A&B&C Purchasers”) in connection with issuance and sale by Perrigo Company, a Michigan corporation (the “Company”), of (a) $75,000,000 aggregate principal amount of its 4.27% Senior Notes, Series 2011-A due September 30, 2021 (the “Series 2011-A Notes”), (b) $175,000,000 aggregate principal amount of its 4.52% Senior Notes, Series 2011-B due December 15, 2023 (the “Series 2011-B Notes”), and (c) $100,000,000 aggregate principal amount of its 4.67% Senior Notes, Series 2011-C due September 30, 2026 (the “Series 2011-C Notes”; [and together with the Series 2011-A Notes, collectively, the “Series 2011-A&C Notes”;] and together with the [Series 2011-A Notes and the ] Series 2011-B Notes, collectively, the “Series 2011 Notes”). The Series 2011 Notes are being issued pursuant to that certain Second Supplement to Master Note Purchase Agreement, dated as of September 1, 2011 (the “Second Supplement”), by and among the Company and the Series 2011-A&B&C Purchasers which supplements that certain Master Note Purchase Agreement, dated as of May 29, 2008, by and among the Company and each of the purchasers listed on Schedule A thereto (the “Initial Note Purchase Agreement”), as amended by that certain First Amendment to Master Note Purchase Agreement, dated as of April 29, 2010 (the “First Amendment”), as supplemented by that certain First Supplement to Master Note Purchase Agreement, dated as of April 30, 2010 (the “First Supplement”) (the Initial Note Purchase Agreement, as amended by the First Amendment and as supplemented by the First Supplement, the “Existing Note Purchase Agreement”). Capitalized terms used herein, and not defined herein, have the respective meanings ascribed to them pursuant to the terms of the Existing Note Purchase Agreement and the Second Supplement.

This opinion is delivered to you pursuant to Section 4(c)(ii) of the Second Supplement. Our representation of the Purchasers has been as special counsel for the purposes stated above.

Exhibit 4(c)(ii)-1

As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon:

(1)	the representations and warranties of the Company and the Purchasers set forth in the Second Supplement, and the other documents listed below; and

(2)	certificates of public officials and of certain officers of the Company delivered in connection with the [Series 2011-A&C][Series 2011-B] Closing and the Offeree Letter (as defined below);

and have assumed, without independent inquiry, the accuracy of those representations, warranties, and certificates.

In connection with this opinion, we have examined originals or copies of the following documents:

(a)	the Initial Note Purchase Agreement, the First Amendment and the First Supplement;

(b)	the Second Supplement (the Existing Note Purchase Agreement, as supplemented by the Second Supplement, being referred to as the “Note Purchase Agreement”);

(c)	the Series [2011-A&C][2011-B] Notes, each dated the date hereof, in the form of Exhibit [1-A or 1-C, as applicable,][1-B] to the Second Supplement and registered in the names and in the respective principal amounts and with the respective registration numbers as set forth on Schedule A to the Second Supplement;

(d)	that certain Subsidiary Guaranty, dated as of May 29, 2008, given by each of the Subsidiaries of the Company party thereto, as supplemented by (i) that certain Joinder to Subsidiary Guaranty dated as of April 23, 2010, pursuant to which Perrigo International Holdings II, Inc. agreed to become a Subsidiary Guarantor under the Subsidiary Guaranty, (ii) that certain Joinder to Subsidiary Guaranty dated as of May 7, 2010, pursuant to which each of PBM Holdings, Inc., PBM Nutritionals, LLC, Perrigo Holland, Inc., Perrigo Florida, Inc., Perrigo New York, Inc. and Chemagis USA Inc. agreed to become a Subsidiary Guarantor under the Subsidiary Guaranty, and (iii) that certain Joinder to Subsidiary Guaranty dated as of June 29, 2011, pursuant to which Paddock Laboratories, LLC agreed to become a Subsidiary Guarantor under the Subsidiary Guaranty (as so supplemented, the “Existing Subsidiary Guaranty”);

(e)	a certificate of an officer of the Company, dated the date hereof, certifying as to the matters set forth therein;

(f)	a certificate of the Secretary or Assistant Secretary of the Company, dated the date hereof, and annexing thereto (among other documents) and certifying as accurate and complete:

(i)	the incumbency of officers of the Company;

Exhibit 4(c)(ii)-2

(ii)	copies of corporate resolutions authorizing the Company’s participation in the transactions contemplated by the Operative Documents (as defined below);

(iii)	a copy of the bylaws of the Company (the “Company Bylaws”); and

(iv)	a copy of the certificate of incorporation, including any amendments thereto, of the Company, certified by the Michigan Secretary of State (together with the Company Bylaws, collectively, the “Company’s Governing Documents”);

(g)	a certificate of the Secretary or Assistant Secretary of each Subsidiary Guarantor, dated the date hereof, and annexing thereto (among other documents) and certifying as accurate and complete:

(i)	the incumbency of such Subsidiary Guarantor;

(ii)	copies of resolutions authorizing such Subsidiary Guarantor’s participation in the transactions contemplated by the Operative Documents;

(iii)	a copy of the bylaws or operating agreement, as applicable, of such Subsidiary Guarantor; and

(iv)	a copy of the certificate of incorporation or certificate of formation, as applicable, of such Subsidiary Guarantor, including any amendments thereto, certified by the Secretary of State of the State of such Subsidiary Guarantor’s organization (together with the bylaws of such Subsidiary Guarantor, the “Subsidiary Guarantor’s Governing Documents”);

(h)	a Cross Receipt evidencing receipt of funds by the Company and receipt of the Series [2011-A&C][2011-B] Notes by the Purchasers (the “Cross Receipt”);

(i)	the opinion of Warner Norcross & Judd LLP, special counsel to the Company and the Subsidiary Guarantors, dated the date hereof and delivered to the Purchasers pursuant to paragraph 4(c)(i) of the Second Supplement; and

(j)	a letter addressed to the Company and Bingham McCutchen LLP from J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated describing the manner of the offering of the Series 2011 Notes (the “Offeree Letter”).

The Second Supplement and the Series [2011-A&C][2011-B] Notes are hereinafter referred to collectively as the “Transaction Documents.” The Existing Note Purchase Agreement and the

Exhibit 4(c)(ii)-3

Existing Subsidiary Guaranty are referred to herein collectively as the “Existing Documents”. The Transaction Documents, the Note Purchase Agreement and the Existing Subsidiary Guaranty are hereinafter referred to as the “Operative Documents”.

This opinion is based entirely on our review of the documents listed in the preceding paragraph and we have made no other documentary review or investigation for purposes of this opinion. We express no opinion as to the attachment, validity, enforceability, perfection or priority of any security interest, mortgage or other lien or encumbrance.

Based on such investigation as we have deemed appropriate the opinion referred to in subparagraph (i) above is satisfactory in form and scope to us, and in our opinion you are justified in relying thereon.

We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document, and that the Company, each Subsidiary Guarantor, and each other Person executing such documents (including, without limitation, the Existing Documents and the Transaction Documents) validly exists and is in good standing under the laws of the jurisdiction in which it was organized, had and has the power and authority to enter into and perform its obligations under all such documents under its governing organizational documents, applicable enterprise legislation and other applicable law, and is qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such documents. We have further assumed that such documents have been duly authorized, executed and delivered by each Person executing such documents and, as to Persons other than the Company, are binding upon and enforceable against such Persons. In addition, we have relied, to the extent we deem necessary and proper, on the Offeree Letter without independent investigation. We have further assumed that the Existing Documents are in full force and effect prior to giving effect to the execution of the Transaction Documents and the issuance of the Series [2011-A&C][2011-B] Notes, have not been amended or modified (except as contemplated by the Transaction Documents), and that no events have occurred that would constitute a defense thereunder.

For purposes of this opinion, we have made such examination of law as we have deemed necessary. Except to the extent addressed below in paragraph 5, this opinion is limited solely to the internal substantive laws of the State of New York as applied by courts located in the State of New York without regard to choice of law, and the federal laws of the United States of America (except for federal and state tax, energy, utilities, national security, anti-terrorism, anti-money laundering, or antitrust laws, as to which we express no opinion), and we express no opinion as to the laws of any other jurisdiction. Our opinion in paragraph 2 below is based solely on a review of the Company’s Governing Documents and the Subsidiary Guarantors’ Governing Documents and we have not made any analysis of the internal substantive law of the jurisdiction of organization of the Company or any Subsidiary Guarantor, including statutes, rules or regulations or any interpretations thereof by any court, administrative body, or other government authority, and we express no opinion in paragraph 2 below as to the internal substantive law of the Company’s or any Subsidiary Guarantor’s jurisdiction of organization. We note that the Operative Documents contain provisions stating that they are to be governed by the laws of the

Exhibit 4(c)(ii)-4

State of New York (each, a “Chosen-Law Provision”). Except to the extent addressed below in paragraph 5 no opinion is given herein as to any Chosen-Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. Except as set forth in paragraph 4 below, we express no opinions as to any securities or “blue sky” laws of any jurisdiction.

Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to you:

(k)	We have assumed without any independent investigation (i) that the execution and delivery of the Transaction Documents and performance of the Operative Documents by each of the parties thereto do not and will not conflict with, or result in a breach of, the terms, conditions or provisions of, or result in a violation of, or constitute a default or require any consent (other than such consents as have been duly obtained) under, any organizational document of the Company or any Subsidiary Guarantor other than the Company’s Governing Documents and each Subsidiary Guarantor’s Governing Documents (including, without limitation, applicable corporate charter documents and by-laws, and applicable limited liability formation documents and operating agreements), any order, judgment, arbitration award or stipulation, or any agreement, to which any of such parties is a party or is subject or by which any of the properties or assets of any of such parties is bound, (ii) that the statements regarding delivery and receipt of documents and funds referred to in the Cross Receipt between you and the Company are true and correct, and (iii) that the Operative Documents are valid and binding obligations of each party thereto to the extent that laws other than those of the State of New York are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to the Company and relevant to our opinions expressed below).

(l)	The enforcement of any obligations of, or any security interest granted by, any Person whether under any of the Operative Documents or otherwise, may be limited by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of, or any security interest granted by, any Person whether under the Operative Documents or otherwise.

(m)	We express no opinion as to the availability of any specific or equitable relief of any kind.

(n)	The enforcement of any of the Purchasers’ rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any applicable rights to collateral security, will be subject to a duty to act in a commercially reasonable manner.

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(o)	We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to:

(i)	waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue;

(ii)	waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law;

(iii)	waivers of any applicable defenses, setoffs, recoupments, or counterclaims;

(iv)	the granting of any power of attorney or of any proxy to any Person;

(v)	exculpation or exoneration clauses, clauses relating to rights of indemnity or contribution, and clauses relating to releases or waivers of unmatured claims or rights;

(vi)	waivers or variations of legal provisions or rights which are not capable of waiver or variation under applicable law; or

(vii)	rights to indemnification and contribution insofar as such rights may be limited by applicable law or public policy.

(p)	We express no opinion as to the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any guarantor, joint obligor, surety, accommodation party, or other secondary obligor.

(q)	Our opinion in paragraph 3 below is based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Company or any Subsidiary Guarantor.

(r)	We express no opinion as to the effect of events occurring, circumstances arising or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

Based on the foregoing, we are of the following opinions:

1.	Each of the Operative Documents to which the Company is a party constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in

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accordance with its respective terms. Each of the Operative Documents to which any Subsidiary Guarantor is a party constitutes a legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its respective terms.

2.	The execution and delivery of each Transaction Document by the Company and each Subsidiary Guarantor party thereto, the issuance and sale of the Series [2011-A&C][2011-B] Notes by the Company, and the performance of their respective obligations under the Operative Documents will not constitute a violation of the Company’s Governing Documents or any such Subsidiary Guarantor’s Governing Documents.

3.	Except for filings or recordings that may be necessary to perfect (or maintain the perfection of) or enforce the security interests created by the Collateral Documents, no consent, approval or authorization of, or designation, declaration, filing, registration, qualification or recordation with, any Governmental Authority is required under the laws of the State of New York or the United States of America in connection with (a) the execution or delivery of the Transaction Documents or the performance of each of the Operative Documents, or (b) the offer, issue, sale or delivery of the Series [2011-A&C][2011-B] Notes by the Company, in each case under the circumstances contemplated by the Operative Documents.

4.	Under the circumstances contemplated by the Operative Documents, it is not necessary to register the offer and sale to you today of the Series [2011-A&C][2011-B] Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the issuance of the Series [2011-A&C][2011-B] Notes under the Trust Indenture Act of 1939, as amended.

5.	Each Chosen-Law Provision in the Operative Documents is enforceable in accordance with New York General Obligations Law section 5-1401, as applied by a New York State court or a federal court sitting in New York and applying New York choice of law principles.

This opinion is delivered solely to the Purchasers and for the benefit of the Purchasers in connection with the Second Supplement and may not be relied upon by the Purchasers for any other purpose or relied upon by any other person or entity (other than future holders of the Series [2011-A&C][2011-B] Notes acquired in accordance with the terms of the Operative Documents) for any reason without our prior written consent.

Very truly yours,

BINGHAM McCUTCHEN LLP

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